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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-2390) of Amerigon Incorporated of our report dated March 14, 1997 appearing on page F-2 of this Form 10-K.

PRICE WATERHOUSE LLP
Costa Mesa, California
March 28, 1997